SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Deutsche Strategic High Yield Tax-Free Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Rebecca L. Flinn, Director. Co-Lead Portfolio Manager of the fund through July 12, 2018. Began managing the fund in 1998.
A. Gene Caponi, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2009.
Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Carol L. Flynn, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Please Retain This Supplement for Future Reference
May 21, 2018
PROSTKR-1054